AMENDMENT NO. 2 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

    This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 4, 2022 (this “Amendment”), is among GRAPHIC PACKAGING INTERNATIONAL, LLC, a Delaware limited liability company (the “Company”), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the “Borrowers” and, each a “Borrower”), GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC, a Delaware limited liability company (“Intermediate Holding”), the Subsidiaries of the Company party hereto (the “Subsidiary Guarantors” and together with the Borrowers and Intermediate Holding, the “Loan Parties” and, each a “Loan Party”), the several banks and other financial institutions parties to this Amendment (the “Lenders” and, each a “Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and acknowledged and agreed to by GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation (“Holding”).

Recitals:

A.The Borrowers, the Lenders and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment and as may be further amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
B.The Company, as borrower, certain Loan Parties party thereto, the Administrative Agent and the Lenders party thereto have entered into that certain Incremental Facility Amendment, dated as of July 22, 2021 (as amended, supplemented or otherwise modified from time to time, the “Incremental Term A-3 Amendment”) pursuant to which the Lenders party thereto advanced the Incremental Term A-3 Loan (as defined in the Incremental Term A-3 Amendment) to the Company.

C.The Loan Parties, the Administrative Agent and the Lenders party thereto have entered into that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated Guarantee and Collateral Agreement and Incremental Facility Amendment (Incremental Euro Tranche Increase and Incremental Euro Tranche Term Facility), dated as of July 23, 2021 (as amended, supplemented or otherwise modified from time to time, “Amendment No. 1 and Incremental Euro Amendment”), pursuant to which the applicable Lenders party thereto effected the 2021 Incremental Euro Tranche Increase (as defined in Amendment No. 1 and Incremental Euro Amendment) and advanced an Incremental Euro Term Loan (as defined in Amendment No. 1 and Incremental Euro Amendment) to the Company.

D.The Company, as borrower, certain Loan Parties party thereto, the Administrative Agent and the Lenders party thereto have entered into that certain Incremental Facility Amendment, dated as of October 6, 2021 (as amended, supplemented or otherwise modified from time to time, the “Incremental Term A-4 Amendment”) pursuant to which the Lenders party thereto advanced the Incremental Term A-4 Loan (as defined in the Incremental Term A-4 Amendment) to the Company.

E.The Company has requested, and the Administrative Agent and each Lender party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement, the Incremental Term A-3 Amendment, Amendment No. 1 and Incremental Euro Amendment and Incremental Term A-4 Amendment as set forth herein.

    In furtherance of the foregoing, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein the parties agree as follows:

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Section 1.    Amendments to Credit Agreement.

(a)    The body of the Existing Credit Agreement (excluding any exhibits or schedules thereto (other than as set forth in clauses (b) and (c) immediately below)) is hereby amended effective as of the Rate Change Effective Date (as defined below) as set forth in Annex A attached hereto, such that all of the newly inserted bold, double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted in the text of the Existing Credit Agreement, and all of the deleted stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) shall be deemed to be deleted from the text of the Existing Credit Agreement.

(b)    Exhibit G (Form of Loan Notice) and Exhibit L (Form of Notice of Loan Prepayment) to the Existing Credit Agreement are hereby amended effective as of the Rate Change Effective Date such that, after giving effect to all such amendments, such Exhibits shall read in their entirety as set forth on Annex B attached hereto.

(c)    Schedule 8.6(i) (Permitted Asset Sales) to the Existing Credit Agreement is hereby amended to insert the following at the end thereof:

    “14.    JSC AR Packaging, its business and/or any parent entities thereof solely to the extent that all or substantially all of the assets of any such parent entity consist of the direct or indirect equity interests in JSC AR Packaging”.

The amendments to the Existing Credit Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Existing Credit Agreement are intended to be affected hereby. This Amendment is not a novation of the Existing Credit Agreement, or of any credit facility, guaranty, pledge, security interest or lien provided thereunder or in respect thereof.
Section 2.    Amendments to Incremental Term A-3 Amendment, Amendment No. 1 and Incremental Euro Amendment and Incremental Term A-4 Amendment.

(a)    Amendment No. 1 and Incremental Euro Amendment is hereby amended by replacing (i) any references to “Eurocurrency Rate” with “Alternative Currency Term Rate” and (ii) any references to “Eurocurrency Loan” with “Alternative Currency Term Rate Loan”, with such replacement terms having the meaning given to such terms in the Credit Agreement (as amended by Section 1 hereto).

(b)    The Incremental Term A-3 Amendment is hereby amended by replacing (i) any references to “Eurocurrency Loan” with “Term SOFR Loan” and (ii) any references to “Eurocurrency Rate” with “Term SOFR”, with such replacement terms having the meaning given to such term in the Credit Agreement (as amended by Section 1 hereto).

(c)    The Incremental Term A-4 Amendment is hereby amended by (i) replacing any references to the “Eurocurrency Loan” with “Term SOFR Loan”, (ii) replacing any references to “Eurocurrency Rate” with “Term SOFR”, in each case of clause (i) and (ii) with such replacement terms having the meaning given to such term in the Credit Agreement (as amended by Section 1 hereto), and (ii) removing all references to and the option for “Daily Floating LIBOR Rate Loans” and “Daily Floating LIBOR Rate”.

The amendments to the Incremental Term A-3 Amendment, Amendment No. 1 and Incremental Euro Amendment and Incremental Term A-4 Amendment are limited to the extent specifically described herein and no other terms, covenants or provisions of such Loan Documents are intended to be affected hereby. This Amendment is not a novation of the Incremental Term A-3 Amendment, Amendment No. 1 and Incremental Euro Amendment and Incremental Term A-4 Amendment or of any credit facility, guaranty, pledge, security interest or lien provided thereunder or in respect thereof.
Section 3.    Conditions Precedent to the Amendment Effective Date. This Amendment, shall become effective on the first Business Day on which the following conditions are satisfied or waived (such date, the “Amendment Effective Date”):
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(a)    Documents. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, each other Loan Party, the Administrative Agent, each of the Lenders (other than the Term A-2 Lenders) and Voting Participants (other than Voting Participants with respect to the Term A-2 Facility) and the Required Lenders; and
(b)    Fees and Expenses. All applicable fees and expenses, to the extent payable on the Amendment Effective Date, shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses);
provided that, the amendments to the Existing Credit Agreement set forth in Sections 1(a) and 1(b) above and the amendments to the Incremental Term A-3 Amendment, Amendment No. 1 and Incremental Euro Amendment and Incremental Term A-4 Amendment set forth in Section 2 above (such amendments, the “Rate Change Amendments”) shall only become effective upon the Rate Change Effective Date (as defined below).
Without limiting the generality of the provisions of the last paragraph of subsection 10.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
Section 4.    Conditions Precedent to the Rate Change Amendments. The effectiveness of the Rate Change Amendments shall occur on or before January 3, 2023 (or such later date reasonably agreed to by the Administrative Agent, but in any event no later than June 30, 2023) (the “Rate Change Effective Date”) and is subject to the Administrative Agent’s receipt of (a) five (5) Business Days’ advance written notice (or such lesser period as the Administrative Agent may agree in its sole discretion) from the Company of the Rate Change Effective Date (which notice shall also be provided by the Administrative Agent to the Lenders) and the anticipated borrowings, continuations or conversions with respect to all outstanding Eurocurrency Loans and Daily Floating LIBOR Rate Loans at such time to occur on such Rate Change Effective Date, and (b) duly completed Loan Notices executed by the applicable Borrowers requesting such borrowings, continuations or conversions of all outstanding Eurocurrency Loans and Daily Floating LIBOR Rate Loans, as applicable, on the Rate Change Effective Date. For the avoidance of doubt, the Borrowers shall continue to have access to Credit Extensions under the Existing Credit Agreement after the Amendment Effective Date and prior to the Rate Change Effective Date on the terms and conditions set forth in the Existing Credit Agreement prior to giving effect to the Rate Change Amendments.
Section 5.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Amendment Effective Date, as follows:

(a)    Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document is (except to the extent that it relates to a particular date, in which case it shall be true and correct as of such particular date) true and correct in all material respects (or in all respects if otherwise already qualified by materiality or Material Adverse Effect) on and as of the date hereof as if made on and as of the date hereof, provided that for purposes hereof, the representations and warranties contained in subsection 5.1(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsection 7.1(a) and (b) of the Credit Agreement, respectively.

(b)    No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment and the amendments contemplated hereby.

(c)    This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’
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rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 6.    Miscellaneous.

    (a)    Ratification and Confirmation of Loan Documents. Each of the Loan Parties hereby consents, acknowledges and agrees to the amendments and releases set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guarantee and Collateral Agreement and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Security Documents), in each case after giving effect to the amendments contemplated hereby.

    (b)    Fees and Expenses. The Company shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, in each case, as set forth in subsection 11.5(a) of the Credit Agreement.

    (c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    (d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc; Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of subsections 11.12, 11.15 and 11.17 of the Credit Agreement.

    (e)    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the Loan Parties agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

    (f)    Entire Agreement. This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with subsection 11.1 of the Credit Agreement. This Amendment is a Loan Document.

    (g)    Enforceability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or
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unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to subsection 11.6 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

GRAPHIC PACKAGING INTERNATIONAL, LLC

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

GRAPHIC PACKAGING INTERNATIONAL LIMITED

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

GRAPHIC PACKAGING INTERNATIONAL JAPAN LTD.

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

FIELD CONTAINER QUERETARO (USA), L.L.C.

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

Acknowledged and Agreed as of the
date first set forth above:

GRAPHIC PACKAGING HOLDING COMPANY

By:    /s/ Stephen R. Scherger
Name: Stephen R. Scherger
Title: Executive Vice President and Chief Financial Officer

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Ronaldo Naval
    Name: Ronaldo Naval
    Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Erron Powers
Name: Erron Powers
Title: Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

COBANK, ACB, as a Lender

By:    /s/ Eric Nickerson
Name: Eric Nickerson
Title: Senior Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Taylor Beringer
Name: Taylor Beringer
Title: SVP

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Lender

By:    /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Bunny Dalbec
Name: Bunny Dalbec
Title: Senior Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

COŐPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:    /s/ Claire Laury
Name: Claire Laury
Title: Executive Director

By:    /s/ Drew Prather
Name: Drew Prather
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as a Lender

By:    /s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

TD BANK, N.A., as a Lender

By:    /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

TRUIST BANK, as a Lender

By:    /s/ Jason Hembree
Name: Jason Hembree
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Andrew Payne
Name: Andrew Payne
Title: Managing Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Lender

By:    /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

By:    /s/ Michael Lefkowitz
Name: Michael Lefkoqitz
Title:Director
Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Madeline Cassidy
Name: Madeline Cassidy
Title: Dully Authorized Signatory

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIZENS BANK, N.A., as a Lender

By:    /s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

DANSKE BANK A/S, as a Lender

By:    /s/ Xiaoyi Lu
Name: Xiaoyi Lu
Title: Relationship Manager

By:    /s/ Chrisciaan Barnard
Name: Chrisciaan Barnard
Title:Senior Banker
Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:    /s/ James Shender
Name: James Shender
Title: Executive Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Lender

By:    /s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Edward B. Hanson
Name: Edward B. Hanson
Title: Senior Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

HORIZON FARM CREDIT, FLCA (formerly known as MidAtlantic Farm Credit, FLCA; Successor by merger to AgChoice Farm Credit, FLCA), , as a Voting Participant

By:    /s/ Joshua L. Larock
Name: Joshua L. Larock
Title: Managing Director- Capital Markets

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

AGFIRST FARM CREDIT BANK, as a Voting Participant

By:    /s/ Matt Jeffords
Name: Matt Jeffords
Title: Senior Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:    /s/ Ben Leonard
Name: Ben Leonard
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

COMPEER FINANCIAL, FLCA, as a Voting Participant

By:    /s/ Betty Janelle
Name: Betty Janelle
Title: Director, Capital Markets

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:    /s/ Evelin Herrera
Name: Evelin Herrera
Title: Director

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FARM CREDIT EAST, ACA, as a Voting Participant

By:    /s/ Justin A. Brown
Name: Justin A. Brown
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:    /s/ Tabatha Hamilton
Name: Tabatha Hamilton
Title: Vice President Food and Agribusines

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FARM CREDIT OF NEW MEXICO, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA, as a Voting Participant

By:    /s/ Clarissa Shiver
Name: Clarissa Shiver
Title: V.P. Credit

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:    /s/ Dustin Oswald
Name: Dustin Oswald
Title: Vice President, Capital Markets

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

FARM CREDIT WEST, FLCA, as a Voting Participant

By:    /s/ Austin Taylor
Name: Austin Taylor
Title: Vice President, Capital Markets

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:    /s/ Shane Prichard
Name: Shane Prichard
Title: Vice President- Capital Markets Lending

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:    /s/ Casey Kinzer
Name: Casey Kinzer
Title: Vice President

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

YOSEMITE LAND BANK, FLCA, as a Voting Participant

By:    /s/ Steven Mizuno
Name: Steven Mizuno
Title: Senior Vice President- Credit Administration

Graphic Packaging International, LLC
Amendment No. 2 to Fourth Amended and Restated Credit Agreement
Signature Page

Annex A
Amended Credit Agreement
(see attached)
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Annex B
EXHIBIT G TO
CREDIT AGREEMENT
FORM OF LOAN NOTICE
                                Date:             ,
To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:
Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of April 1, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Graphic Packaging International, LLC, a Delaware limited liability company (the “Company”), certain of its Subsidiaries from time to time party thereto (together with the Company, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, Swing Line Euro Tranche Lender, an L/C Issuer and Alternative Currency Funding Fronting Lender.
The undersigned hereby requests on behalf of the Borrower referenced below (select one):

☐ A Borrowing of Revolving Credit Loans	☐ A conversion or continuation of Revolving Credit Loans
☐ A Borrowing of Revolving Euro Tranche Loans	☐ A continuation of Revolving Euro Tranche Loans
☐ A Borrowing of Revolving Yen Tranche Loans	☐ A continuation of Revolving Yen Tranche Loans
☐ A Borrowing of Term A-1 Loans	☐ A conversion or continuation of Term A-1 Loans
1.    On _________________________ (a Business Day).
2.    In the amount of $_______________.
3.    Comprised of ______________________________.
        [Type of Loan requested]
4.    In the following currency: ________________________.
5.    For Term SOFR Rate Loans or Alternative Currency Term Rate Loans: with an Interest Period of ____________ months.
6.    On behalf of __________ [insert name of applicable Borrower].
Exhibit G
Form of Loan Notice
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[BORROWER NAME]

By:___________________________________
Name:
Title:

Exhibit G
Form of Loan Notice
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EXHIBIT L TO
CREDIT AGREEMENT
FORM OF
NOTICE OF LOAN PREPAYMENT
                                Date:             ,
To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of April 1, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Graphic Packaging International, LLC, a Delaware limited liability company (the “Company”), certain of its Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, Swing Line Euro Tranche Lender, an L/C Issuer and Alternative Currency Funding Fronting Lender.
1.    The undersigned hereby provides notice that it shall prepay [check each applicable box]:

☐ Revolving Credit Borrowing(s)	☐ Term A-1 Borrowing(s)
☐ Term A-2 Borrowing(s)	☐ Revolving Euro Tranche Borrowing(s)
☐ Revolving Yen Tranche Borrowing(s)	☐ Swing Line Borrowing(s)
☐ Swing Line Euro Tranche Borrowing(s)	☐ Unreimbursed Amount(s)

2.    In the case of a prepayment of Borrowing(s), the Borrowing(s) or portion(s) thereof to be prepaid is(are) as follows:

Exhibit L
Form of Notice of Loan Prepayment
L-1
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Borrowing	Type and Currency (if applicable)	Interest Period (if applicable)	Current Principal Amount	Portion to be Prepaid
[Base Rate][Term SOFR Rate][Alternative Currency Term Rate] [Alternative Currency Daily Rate]

3.    In the case of a prepayment of Unreimbursed Amount(s), the applicable Letter(s) of Credit or Bankers’ Acceptance(s) and the amount allocable to each of such Unreimbursed Amounts is(are) as follows:

Letter of Credit / Bankers Acceptance Description	Unreimbursed Amount	Portion to be Prepaid

4.    The undersigned shall prepay the above referenced Borrowing(s) or Unreimbursed Amount(s) on the following Business Day:                 .

[BORROWER NAME]

By:
Name:
Title:

Exhibit L
Form of Notice of Loan Prepayment
L-2
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